UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023
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Privia Health Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware		001-40365	81-3599420
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(I.R.S. Employer Identification No.)

950 N. Glebe Rd.,
Suite 700
Arlington,	Virginia		22203
(Address of Principal Executive Offices)			(Zip Code)
(571) 366-8850
Registrant's telephone number, including area code

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRVA	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 16, 2023, Privia Health Group, Inc., PH Group Holdings Corp., and Privia Health, LLC, as borrower, (collectively, the “Privia Parties”) entered into a credit agreement (the “Revolving Credit Agreement”) with Wells Fargo Bank, National Association, as issuing lender, and certain other lenders, pursuant to which the Privia Parties established a $125 million five-year senior secured revolving credit facility (the “Revolving Credit Facility”).
The Revolving Credit Facility, which expires in November 2028, provides for revolving loans and the issuance of letters of credit in an aggregate amount of $125 million. The proceeds of these loans and the letters of credit issued under the Revolving Credit Facility may be used for capital expenditures, expenses related to transactions and general corporate purposes.
The Revolving Credit Agreement contains customary affirmative, negative and financial covenants, and customary events of default. The occurrence of an event of default under the Revolving Credit Agreement may cause the unpaid principal and accrued interest, and all other obligations under the Revolving Credit Agreement to become immediately due and payable.
The Privia Parties paid customary fees and expenses in connection with obtaining the Revolving Credit Facility.
The foregoing description of the Revolving Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is attached hereto as Exhibit 10.1, and the terms of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibit:

Exhibit No.	Description
10.1
Credit Agreement dated as of November 16, 2023 among Privia Health Group, Inc., PH Group Holdings Corp., and Privia Health, LLC, as borrower, with Wells Fargo Bank, National Association, as issuing lender, and certain other lenders.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVIA HEALTH GROUP, INC.

Date: November 21, 2023	By:	/s/ David Mountcastle

Name: David Mountcastle
Title: Chief Financial Officer